Fifth Third Bancorp 1Q19 Earnings Presentation April 23, 2019 Refer to earnings release dated April 23, 2019 for further information. Exhibit 99.2 Fifth Third Bancorp | All Rights Reserved

Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this document. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) problems encountered by other financial institutions; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) cyber-security risks; (9) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (10) failures by third-party service providers; (11) inability to manage strategic initiatives and/or organizational changes; (12) inability to implement technology system enhancements; (13) failure of internal controls and other risk management systems; (14) losses related to fraud, theft or violence; (15) inability to attract and retain skilled personnel; (16) adverse impacts of government regulation; (17) governmental or regulatory changes or other actions; (18) failures to meet applicable capital requirements; (19) regulatory objections to Fifth Third’s capital plan; (20) regulation of Fifth Third’s derivatives activities; (21) deposit insurance premiums; (22) assessments for the orderly liquidation fund; (23) replacement of LIBOR; (24) weakness in the national or local economies; (25) global political and economic uncertainty or negative actions; (26) changes in interest rates; (27) changes and trends in capital markets; (28) fluctuation of Fifth Third’s stock price; (29) volatility in mortgage banking revenue; (30) litigation, investigations, and enforcement proceedings by governmental authorities; (31) breaches of contractual covenants, representations and warranties; (32) competition and changes in the financial services industry; (33) changing retail distribution strategies, customer preferences and behavior; (34) risks relating to the merger with MB Financial, Inc. and Fifth Third’s ability to realize anticipated benefits of the merger; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events or other natural disasters; and (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 27 through 29 of our 1Q19 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, the Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

Met or exceeded all previous guidance items on a standalone basis Successfully closed MB Financial acquisition Strong standalone loan and core deposit growth compared to 1Q18 NIM expanded 10 bps compared to 1Q18 Adjusted revenue2 up 8%; adjusted PPNR2 up 19% compared to 1Q18 Standalone2 expenses were flat compared to 1Q18 Commercial NCOs of 0.11% lowest in 20 years 1Q19 highlights Reported1 1Reported ROTCE, NIM, and efficiency ratio are Non-GAAP measures: see reconciliation on pages 23 and 24 of this presentation and the use of non-GAAP measures on pages 27-29 of the earnings release; 2Adjusted EPS is a non-GAAP measure: see reconciliation on page 4 of this presentation and page 3 of the earnings release, for other Non-GAAP measures: see reconciliation on pages 23 and 24 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release; 3Commercial criticized assets as a percentage of total commercial loans excluding HFS Adjusted2 EPS ROA Efficiency ratio ROTCE $1.12 $0.63 1.21% NCO ratio: 0.32% NPA ratio: 0.45% Criticized asset ratio3: 4.35% 13.5% NIM 3.28% 3.28% 2.11% 23.9% 61.3% 50.2% ROE 11.1% 19.6%

1Q19 adjustments and notable items
Adjusted EPS of $0.63[1]

1Q19 reported EPS of $1.12 included a positive $0.49 impact from the following items:

- $562MM pre-tax (~$433MM after-tax[2]) gain on sale of Worldpay shares
- $31MM pre-tax (~$24MM after-tax[2]) charge related to the valuation of the Visa total return swap
- $9MM pre-tax (~$7MM after-tax[2]) securities gain related to GreenSky ownership stake
- $84MM after-tax merger charges related to MB, consisting of:
  - $76MM pre-tax (~$65MM after-tax[2]) merger-related expenses
  - $13MM pre-tax (~$10MM after-tax[2]) merger-related branch network impairment charge to noninterest income
  - $9MM tax charge impacted by state deferred taxes

[1]Average diluted common shares outstanding (thousands); 670,685; [2]Assumes a 23% tax rate

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Balance sheet

Loan & lease balances



Total average balance; $ billions
Loan & lease balances exclude HFS
$92.3
$94.8
$97.8
$35.3
$35.5
$36.0
4.11%
4.61%
4.73%
$57.0
$59.2
$61.8
1Q18
4Q18
1Q19
Commercial
Consumer
Total loan yield

Securities[1] and short-term investments



$33.7
$34.9
$35.3
$32.2
$33.4
$33.6
3.21%
3.27%
3.32%
1Q18
4Q18
1Q19
Securities¹
Short-term investments
Taxable securities yield

Core deposit balances



$100.9
$104.1
$105.5
$58.1
$59.0
$61.0
$42.8
$45.0
$44.5
0.52%
0.88%
0.99%
1Q18
4Q18
1Q19
Commercial
Consumer
Total IB core deposit rate

Current outlook *(consolidated)*

(average balances, incl. HFS)

• **Commercial loans & leases:**	**2Q19:** up ~17% from 1Q19	**FY19:** up ~20% from FY18
• **Consumer loans:**	**2Q19:** up ~7% from 1Q19	**FY19:** up 7 - 8% from FY18

[1]Available-for-sale debt and other securities at amortized cost; previous disclosures included available-for-sale equity securities which are now disclosed separately in the financial results; See forward looking statements on page 2

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Net interest income[1]



Total net interest income; $ millions
$999
$1,085
$1,086
3.18%
3.29%
3.28%
1Q18
4Q18
1Q19
NII
NIM

1Q19 vs. 1Q18

- NII up $87 million, or 9%, vs. 1Q18
- NIM up 10 bps vs. 1Q18
- ~$16 million impact from 6 business days of MB Financial
- NII growth primarily driven by higher short-term market rates and growth in interest-earning assets of 5%

1Q19 vs. 4Q18

- NII up $1 million vs. 4Q18
- NIM down 1 bp vs. 4Q18 (up 1 bp excluding seasonal items noted in 4Q18)
- ~$16 million impact from 6 business days of MB Financial
- NII growth primarily driven by loan growth and acquired MB Financial earning assets, partially offset by day count

Current outlook *(consolidated; excludes purchase accounting accretion)*

- **2Q19:** NII up 12 - 13% from 1Q19 (of $1.086 billion); NIM up ~4 bps from 1Q19
- **FY19:** NII up 15 - 16% from FY 2018; NIM up ~10 bps from FY 2018

[1]Net interest income (NII) and net interest margin (NIM) are on a fully-taxable equivalent basis; non-GAAP measure: see reconciliation on pages 23 and 24 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release; See forward-looking statements on page 2

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Noninterest income



$1,101
$909
$553
$575
$600
$567
Total noninterest income; $ millions
1Q18
4Q18
1Q19
Noninterest income
Adjusted noninterest income (excl. securities (gains)/losses) [1]

1Q19 vs. 1Q18

- Adjusted noninterest income[1] up $14 million, or 3%, including ~$12 million impact from 6 business days of MB Financial
- Standalone adjusted noninterest income[1] up $2 million vs. 1Q18
- Change reflected increased corporate banking revenue (up 27%), partially offset by elevated private equity gains in 1Q18

1Q19 vs. 4Q18

- Adjusted noninterest income[1] down $33 million, or 6%
- ~$12 million impact from 6 business days of MB Financial
- Change reflected $20 million Worldpay TRA revenue received in 4Q18, and lower corporate banking revenue off record 4Q18

Current outlook *(consolidated; excluding merger-related items and 4Q TRA revenue)*

- **2Q19:** Up 17 - 18% from adjusted 1Q19 (of $567 million)
- **FY19:** Up ~16% from adjusted FY18 (of $2.306 billion)

Outlook assumes ~$90MM attributable to MB operating lease revenue in 2019

[1]Non-GAAP measure: see reconciliation on pages 23 and 24 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release; See forward-looking statements on page 2

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Noninterest expense



Total noninterest expense; $ millions
$1,010
$1,002
$975
$948
$1,097
$1,021
1Q18
4Q18
1Q19
Noninterest expense
Adjusted noninterest expense[1]

1Q19 vs. 1Q18

- Standalone adjusted noninterest expense[1] down $1 million vs. 1Q18
- Adjusted noninterest expense[1] up $19 million, or 2%, including ~$20 million impact of 6 business days from MB Financial
- Decline in adjusted noninterest expense reflected the impact of continued focus on expenses and lower FDIC expense versus increased compensation-related expense and continued technology investments

1Q19 vs. 4Q18

- Adjusted noninterest expense[1] up $73 million, or 8%
- ~$20 million impact of 6 business days from MB Financial
- Increase reflected seasonally higher compensation and benefits, increased mark-to-market on deferred compensation plan, and continued technology investments

Current outlook *(consolidated; excluding merger-related and CDI expenses)*

- **2Q19:** Up 10 - 12% from adjusted 1Q19 (of $1.021 billion)
- **FY19:** Up ~13% from adjusted 2018 (of $3.865 billion) *$3.865 billion represents baseline provided in 4Q18 earnings materials*

Outlook assumes ~$75MM attributable to MB operating lease expense in 2019

[1]Non-GAAP measure: see reconciliation on pages 23 and 24 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release
See forward-looking statements on page 2

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Credit quality overview 1Excludes HFS loans; 2Commercial criticized assets as a percentage of total commercial loans excluding HFS See forward-looking statements on page 2 Net charge-offs of 0.32%, down 4 bps compared to the year-ago quarter; down 3 bps compared to the prior quarter Commercial net charge-offs down 8 bps compared to the prior quarter Consumer net charge-offs up 7 bps compared to the prior quarter NPA ratio of 0.45%, down 10 bps compared to the year-ago quarter; up 4 bps compared to the prior quarter Nonperforming assets remain at historically low levels Criticized asset ratio down 48 bps compared to the year-ago quarter; up 101 bps compared to the prior quarter Excluding impact of MB Financial, criticized asset ratio was up 1 bp from the prior quarter MB criticized assets concentrated in well-collateralized products with low loss content Nonperforming assets1 Net charge-offs Criticized assets2 Provision primarily reflective of loan growth Current 2Q19 outlook (consolidated)

Strong capital and liquidity position 1Current period regulatory capital and liquidity ratios are estimated Common Equity Tier 1 ratio (Basel III)1 Modified LCR1 CET1 ratio of 9.7%, down 117 bps compared to the year-ago quarter and down 59 bps compared to the prior quarter Continue to expect migration towards 9% CET1 ratio Executed $913 million in share repurchases (31.8 million shares) Submitted our planned capital actions to the Federal Reserve utilizing the template approach Expect to increase common dividend to $0.24 in 2Q19, subject to board approval and market conditions Plan to repurchase up to $433 million from after-tax gain on Worldpay sale

Current outlook

Reflects no change to standalone income statement growth expectations relative to January 2019 guidance

Loans & leases *(average balances, incl. HFS)*	• **2Q19:** Commercial up ~17% & Consumer up ~7% from 1Q19 • **FY19:** total loans & leases up 15 -16% from FY18
NII (FTE)[1] *(excluding PAA)*	• **2Q19:** up 12 - 13% from 1Q19 • **FY19:** up 15 - 16% from FY18 (with no 2019 rate hikes)
NIM (FTE)[1] *(excluding PAA)*	• **2Q19:** up ~4 bps from 1Q19 • **FY19:** up ~10 bps from FY18 (with no rate hikes)
Noninterest income *(excl. merger-related items and 4Q TRA revenue)*	• **2Q19:** up 17 - 18% from adjusted 1Q19 (of $567 million) • **FY19:** up ~16% from adjusted FY18 (of $2.306 billion) *Assumes ~$90MM attributable to MB operating lease revenue in 2019*
Noninterest expense *(excl. merger-related and CDI expenses)*	• **2Q19:** up 10 - 12% from adjusted 1Q19 (of $1.021 billion) • **FY19:** up ~13% from adjusted 2018 (of $3.865 billion) *Assumes ~$75MM attributable to MB operating lease expense in 2019*
Effective tax rate	• 22 - 23% for remainder of 2019
Credit items	• Provision primarily reflective of loan growth

Projected 4Q19 financial metrics[1]

ROTCE: 17%+

ROA: ~1.4%

Efficiency: <56%

- Excludes the 4Q TRA revenue, which impacts the expected ROTCE ~70bps, ROA ~5bps, and Efficiency ~80bps
- While it does not impact profitability, conforming MB operating lease accounting policy to Fifth Third's impacts the efficiency ratio ~50bps

Outlook as of April 23, 2019;
please see cautionary statement on page 2 regarding forward-looking statements

[1]Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the earnings release.

Note: Previous and current outlook excludes potential, but currently unforecasted, items, such as any potential Worldpay gains or losses, future capital actions, or changes in regulatory accounting guidance

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Strategic priorities Focused on top quartile through-the-cycle performance to create long-term shareholder value 1 3 2 4 Leverage technology capabilities to accelerate digital transformation Maintain credit, expense and capital discipline Expand market share in key geographies Invest to drive organic growth and profitability

Appendix

MB acquisition creates a leading Chicago franchise Transaction highlights Pro forma branch footprint Source: S&P Global Market Intelligence. Based on 2018 FDIC deposit data. 1Greenwich & Associates Research; 2Excludes all deposit balances above $500mm at any branch (excluded deposits are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks). 5/3 (146) MB (91) Consolidations (47) Total loans: Commercial: XX% Consumer: XX% Total deposits: Loan mark Credit: Rate: #2 Middle market relationship share #3 Retail deposits in Chicago MSA #3 Chicago branches - 185 67% of Bancorp deposits in markets with Top 3 share WE NEED TO ADD THE TRANSACTION DETAILS HERE ALSO Pro forma Chicago highlights Franchise summary $3.6 billion total consideration $3.16 billion stock $469 million cash $19.8 billion total assets $14.5 billion total deposits 91 locations #2 market share in middle market relationships1 #3 market share in retail deposits2 #3 in retail network size with 190 locations after closuresAssetsLiabilitiesCash and due from banks$1,686Transactional deposits$12,170Commercial loans and leases11,068Other time 129Consumer loans2,435Core deposits12,299Total loans and leases13,503Certificates $100,000 and over2,196Federal funds sold 35Total deposits14,495Securities and other short-term investments940Other short-term borrowings348Goodwill1,843Long-term debt713Other assets1,793Other liabilities439Total assets$19,800Total liabilities$15,995

MB Financial had a limited impact on 1Q19 results $ 1Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the earnings release; 2Assumes a 23% tax rate, except for merger-related expenses which were impacted by certain non-deductible items. 2 2 2 2

Tangible common equity and shares outstanding impacted by acquisition and buyback activity 1Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the earnings release; Expect additional ~5MM reduction to shares outstanding from final settlement of March 2019 share repurchase (Dollars and shares in millions)

Pre-provision net revenue[1]



Pre-provision net revenue; $ millions
$898
$539
$685
$726
$1,090
$639
1Q18
4Q18
1Q19
PPNR
Adjusted PPNR

1Q19 vs. 1Q18

- Adjusted PPNR up 19%; performance reflects:
  - Increased NII driven primarily from earning asset growth and higher short-term rates
  - Partially offset by 2% increase in expenses including 6 day MB carry

1Q19 vs. 4Q18

- Adjusted PPNR down 12%; performance reflects:
  - Increased expenses (driven by seasonally higher compensation and benefits and increased deferred compensation)
  - Reduced noninterest income (driven by reduced corporate banking revenue and other noninterest income)

Efficiency ratio trend[1]



52.9%
65.0%
56.7%
61.0%
60.4%
59.4%
58.7%
56.6%
50.2%
61.3%
1Q18
2Q18
3Q18
4Q18
1Q19
Reported efficiency ratio
Adjusted efficiency ratio

[1]PPNR, Adjusted PPNR, efficiency ratio and adjusted efficiency ratio are non-GAAP measures: see reconciliation on pages 23 and 24 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release

See forward-looking statements on page 2

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Strong liquidity profile

Unsecured debt maturities

$ millions – excl. Retail Brokered & Institutional CDs



$3,100[1]
$2,150
$3,150
$1,500
$5,758
2019
2020
2021
2022
2023
2024 on
Fifth Third Bancorp
Fifth Third Bank
First Charter Capital Trust
MBFI

[1] $1.25B matured in 1Q19

Heavily core funded

As of 03/31/2019



Long-term debt 9%
Demand 22%
Equity 12%
Other liabilities 3%
Short term borrowings 2%
Non-core deposits 4%
Foreign Office <1%
Consumer time 3%
Savings/ MMDA 24%
Interest checking 21%

Holding company:

- Modified LCR of 113%
- Holding Company cash as of March 31, 2019: $2.9B
- Cash currently sufficient to satisfy all fixed obligations in a stressed environment for ~21 months (debt maturities, common and preferred dividends, interest, and other expenses) without accessing capital markets, relying on dividends from subsidiaries or any other actions
- The Holding Company issued $1.5B of five-year senior notes in 1Q19
- $500MM of Holding Company long-term debt matured in 1Q19

Bank entity:

- The Bank issued $300MM of three-year floating rate notes in 1Q19
- $750MM of Bank entity long-term debt matured in 1Q19
- Available and contingent borrowing capacity (1Q19):
  - FHLB ~$10.4B available, ~$10.8B total
  - Federal Reserve ~$34.5B

2019 funding plans

- In 2019, Fifth Third expects to issue sufficient long-term debt to maintain its current ratings under the Moody's LGF methodology

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Balance sheet positioning

Investment portfolio

- 57% allocation to bullet/ locked-out cash flow securities
- Yield: 3.32%
- Effective duration of 4.8[5]
- Net unrealized pre-tax gain: $263MM
- 99% AFS



18%
39%
43%

Level 1	100% Fix | 0% Float
Level 2A	100% Fix | 0% Float
Non-HQLA/ Other	78% Fix | 22% Float

Commercial loans[1,2,3]

$18.1B fixed | $53.8B variable [1,2,3]

- 1ML based: 62%[6]
- 3ML based: 7%[6]
- Prime based: 6%[6]
- Weighted avg. life: 1.4 years



5%
7%
15%
73%

C&I	23% Fix | 77% Float
Coml. mortgage	24% Fix | 76% Float
Coml. construction	1% Fix | 99% Float
Coml. lease	100% Fix | 0% Float

Consumer loans[1]

$28.4B fixed | $10.3B variable [1]

- 1ML based: 2%[7]
- 12ML based: 2%[7]
- Prime based: 21%[7]
- Weighted avg. life: 3.2 years



7%
6%
17%
44%
26%

Resi mtg.& construction	91% Fix | 9% Float
Indirect secur.	100% Fix | 0% Float
Home equity	10% Fix | 90% Float
Credit card	25% Fix | 75% Float
Other	57% Fix | 43% Float

Long-term debt[4]

$10.5B fixed | $5.0B variable [4]

- 1ML based: 8%[8]
- 3ML based: 24%[8]
- Weighted avg. life: 4.32 years



3%
3%
19%
75%

Senior debt	64% Fix | 36% Float
Sub debt	76% Fix | 24% Float
Auto securiz. proceeds	100% Fix | 0% Float
Other	66% Fix | 34% Float

Total interest earning assets ~$145B; $80B fixed | $65B variable

Data as of 3/31/19; [1]Includes HFS Loans & Leases; [2]Fifth Third had $5.0B of variable loans classified as fixed given the 1ML receive-fix swaps outstanding against C&I loans; [3]Excludes forward starting swaps & floors; [4]Fifth Third had $2.21B 3ML receive-fix swaps and $1.25B 1ML receive-fix swaps outstanding against long-term debt, which are being included in floating, long-term debt with swaps outstanding reflected at fair value; [5]Effective duration of the taxable available for sale portfolio; [6]As a percent of total commercial; [7]As a percent of total consumer; [8]As a percent of total long-term debt

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Interest rate risk management Estimated NII sensitivity profile and ALCO policy limits Estimated NII sensitivity with deposit beta changes Estimated NII sensitivity with demand deposit balance changes 1Effective duration of the taxable available for sale portfolio; 2Re-pricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve Note: data as of 3/31/19; actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate changes, as well as other changes in market conditions and management strategies. NII is modestly asset sensitive over the next 12-24 months to rising rates. As of 3/31/19, 58% of loans were floating rate net of existing swaps (75% of commercial; 27% of consumer) Investment portfolio effective duration of 4.8 Short-term borrowings represent approximately 16% of total wholesale funding, or 3% of total funding Approximately $13 billion in non-core funding matures beyond one year The acquisition of MB’s asset sensitive balance sheet was the primary driver of QoQ changes in the interest rate risk profile Interest rate sensitivity tables leverage the following deposit assumptions: Beta on all IB deposit and sweep balances: 70% up and 43% down No modeled re-pricing lag on deposits Utilizes forecasted balance sheet with incremental DDA runoff and growth is assumed in up rate and down rate scenarios respectively. Weighted deposit floor of 9 bps

NPL rollforward1 1Loan balances exclude nonaccrual loans HFS Commercial $ millions Consumer $ millions Total NPL $ millions Total NPL 452 $ 437 $ 403 $ 348 $ 449 $ Total new nonaccrual loans - HFI 143 $ 118 $ 102 $ 64 $ 178 $ 1Q18 2Q18 3Q18 4Q18 1Q19 306 $ 322 $ 305 $ 278 $ 228 $ Transfers to nonaccrual status 100 72 58 24 120 Acquired nonaccrual loans - - - - 8 Transfers to accrual status - - (3) - - Transfers to held for sale (24) (1) - (3) - Loan paydowns/payoffs (45) (43) (47) (40) (21) Transfers to OREO (2) - - (1) (4) Charge-offs (35) (54) (36) (34) (20) Draws/other extensions of credit 22 9 1 4 2 322 $ 305 $ 278 $ 228 $ 313 $ Balance, beginning of period Balance, end of period

Balance and credit loss trends1 Commercial & industrial Residential mortgage Commercial mortgage Commercial construction Home equity Indirect secured consumer loans Average Portfolio Balance NCOs as a % of average portfolio loans 1All balances are in billions 1Q18 1Q19 2Q18 3Q18 4Q18

Regulation G non-GAAP reconciliation See pages 27-29 of the earnings release for a discussion on the use of non-GAAP financial measures 1Pre-tax items: for all periods assume a 23% tax rate, except for 1Q19 non-deductible merger-related items

Regulation G non-GAAP reconciliation See pages 27-29 of the earnings release for a discussion on the use of non-GAAP financial measures